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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) July 18, 2005
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                                   Joystar, Inc.
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             (exact name of registrant as specified in its charter)

                                     California
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                 (State or other jurisdiction of incorporation)

      000-25973                                            68-0406331
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Commission File Number                        IRS Employer Identification Number

               95 Argonaut St. First Floor, Aliso Viejo, CA 92656
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (949) 837-8101
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


ITEM 3.02.    UNREGISTERED SALES OF EQUITY SECURITIES.

As of July 18, 2005, Joystar, Inc., a California corporation (the "Company") sold in its private placement of up to $1,100,000, a total of 2,082,143 shares of its common stock, no par value per share, at a purchase price of $0.35 per share to institutional and accredited investors. Additionally, William M. Alverson, the Company's CEO and one other officer and director converted their respective loans to the Company totaling $575,000 to equity under the same terms. In addition to common stock shares, each subscriber received one warrant to purchase the Company's common stock for each two shares purchased. The warrants have the exercise price of $0.50 per share and expire in five years from the date of issuance. The warrants are subject to call provisions as described in the warrant agreement. The subscribers have certain registration rights to register the shares and the warrants purchased in the placement.

The Company paid 10% commission payable in cash and broker warrants to First Montauk Securities Corp. of Red Bank, New Jersey, member NASD, who acted as a selling agent for the financing. The Company received a total net proceeds of $728,750, after deducting the legal fees and commissions, and eliminated the existing shareholders' loans in the total amount of $575,000. The net proceeds will be used by the Company for working capital purposes.

The shares and warrants were offered and sold by the Company to investors whom the Company had reasonable grounds to believe were "accredited investors" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The investors were provided access to business and financial about the Company and had such knowledge and experience in business and financial matters that it was able to evaluate the risks and merits of an investment in the Company. Each certificate evidencing securities issued to the investors included a legend to the effect that the securities were not registered under the Securities Act and could not be resold absent registration or the availability of an applicable exemption from registration. No general solicitation or advertising was used in connection with the transaction.

The issuance of the shares and warrants was exempt from the registration requirements of the Securities Act by reason of Section 4(2) of the Securities Act and the rules and regulations, including Regulation D thereunder, as transactions by an issuer not involving a public offering.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (a)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  NONE.


       (b)    PRO FORMA FINANCIAL INFORMATION.

                  NONE.


       (c)    EXHIBITS.

                  NONE.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 21, 2005                       JOYSTAR, INC.

                                           By: /s/ William M. Alverson
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                                               William M. Alverson
                                               President


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